Exhibit 32 - Certification of CEO and CFO Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the annual report of Digital Creative Development Corporation (the "Company") on Form 10-KSB for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Gary Herman, the Chief Executive Officer and Chief Financial Officer of the Company does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DIGITAL CREATIVE DEVELOPMENT CORPORATION

By:  Gary Herman, CEO
Gary Herman, CEO

Dated: November 17, 2005

By:  Skuli Thorvaldsson
Skuli Thorvaldsson, Chief Financial Officer

Dated: November 17, 2005